EXHIBIT 4.18

AMENDMENT NO. 44 TO
NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 44 to the Hosted Services Agreement (this “Amendment”), effective as of October 20, 2017, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and GOL Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No.1 dated as of January 1, 2005, (ii) Amendment No.2 dated as of June 13, 2005, (iii) Amendment No.3 dated as of October 1, 2005, (iv) Amendment No.4 dated as of November 14, 2005, (v) for the avoidance of doubt,there is no Amendment No.5,

(vi)AmendmentNo.6datedasofApril5,2006,(vii)AmendmentNo.7datedasofJune1,2006,(viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24,2008;

(xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008;

(xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012;(xxv)AmendmentNo.25datedasofSeptember1,2012;(xxvi)AmendmentNo.26datedasof December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix) Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; (xxxiv) Amendment No. 34 dated as of January 12, 2015; (xxxv) Amendment No. 35 dated as of August 17, 2015; (xxxvi) Amendment No. 36 dated as of May 18, 2015; (xxxvii) Amendment No. 37 dated as of July 1, 2016; (xxxviii) Amendment No. 38 dated as of December 1, 2015; (xxxix) Amendment No. 39 dated as of May 31, 2016; (xl) Amendment No. 40 dated as of September 1, 2016; (xli) Amendment No. 41 dated as of December 1, 2016; (xlii) Amendment No. 42 dated as of January 12, 2017, and (xliv) Amendment No. 43 dated as of June 22, 2017 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services forCustomer.

B.	Section18.1oftheAgreementpermitsthepartiestoamendthetermsandconditionsoftheAgreement provided such amendment is made in writing signed by theparties.
C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as providedbelow.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1          Definitions. The following definitions are added to the definitions in Section 1, Definitions, in alphabetical order:

•

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway means the booking and ticketing transaction processing platform provided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Customer subject to a separate agreement between Customer and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], where such platform generates and/or receives certain Type A or Type B transactions that originate on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] platform and/or are transmitted from a third-party systemtothe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] platformandarethentransmittedbythe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] platform to the Hosted Services System.

•

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway Implementation Date means the date NAVITAIRE makes available the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway in the productionenvironment.

•

E-Ticket Database Transition Date means the date that Customer ends the use of E-Ticket Database services from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and begins use of E-Ticket Server (ETS) services from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•

IATCI Hub Transition Date means the date that Customer ends the use of IATCI Hub services within the Hosted Reservation Services (ends connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) and solely utilizes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM forIATCI.

2          Amendment to Update the Term of the Agreement. Section 5.1, Term of the Agreement, is hereby deleted and replaced in its entirety as follows:

5.1 Term. Unless otherwise terminated earlier under this Section 5, this Agreement shall commence on the Effective Date and continue until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], provided that notwithstanding any other provision of this Amendment, the parties agree that Amendment No. 44 is wholly contingent upon Customer and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] executing the Master Services Agreement and the Services Agreement for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Digital Services Agreement in the Agreed Form within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days of last date of signature of Amendment No. 44. “Agreed Form” means the final form of such documents agreed and executed between Customer and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3          Amendment to Update Dispute Resolution.

a)	Section 18.5.3 is hereby deleted and replaced in its entirety asfollows:

18.5.3 Arbitration. Except as expressly otherwise specified under this Agreement, any dispute arising out of or in connection with this agreement or any contractual or non-contractual obligations not resolved by the parties pursuant to Section 18.5.1 and 18.5.2 above shall be referred to, and finally settled by, arbitration under the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The ICC rules are deemed to be incorporated by reference into this Agreement once this section is invoked (to the extent that those rules, or individual articles within those rules, are valid and enforceable under national law, and where any individual article is deemed to be invalid or unenforceable it shall be severed and the remaining articles shall subsist). The arbitration shall be conducted by a tribunal consisting of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] arbitrators, and each of the parties shall have the right to nominate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of these arbitrators, such nominations to be made within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Business Days of referral of the dispute to arbitration. The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] arbitrator (who shall serve as the chairman of the tribunal) shall be nominated by agreement between the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] party-nominated arbitrators within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the confirmation of the appointment of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of them by the ICC. Failing such agreement, this [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] arbitrator shall be appointed by the ICC court in New York. The place of arbitration shall be in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], State of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The language of the arbitration shall be English. Judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction.

b)	Section 18.5.6 is hereby added to the agreement asfollows:

18.5.6 Injunctive Relief. Nothing in this Agreement shall prevent either party from seeking any interlocutory or injunctive relief or other equitable remedy in any jurisdiction pending resolution of a dispute.

4          Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)	Scope of Services (Added). The following is hereby added to the end of the table in Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X

Message Facilitation for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway (from/to New Skies) (from the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway Implementation Date)

X

E-ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Ticket Server (ETS) (from the E-Ticket Database Transition Date)

X

E-ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Ticket Server (ETS) (from the E-Ticket Database Transition Date)

b)	Scope of Services (Removed). The following line items are hereby removed from the table in Section 2, Scope of Services, of ExhibitA:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
N/A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity
N/A

Inter Airline Through Check-in (IATCI) via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Hub (upon the IATCI Hub Transition Date)

N/A	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase (upon the E-Ticket Database Transition Date)
N/A

E-ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and Interchange (upon the E-Ticket Database Transition Date)

N/A	Travel Commerce Services – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
N/A	Open Skies Data Archiving

c)

Implementation Services - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Integration (Added). The following is hereby added as Section 3.2 to ExhibitA:

3.2

Implementation Services - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Integration. The parties shall document in writingthe project scope, project plan, project schedule, the responsibilities of both NAVITAIRE and Customer, and estimate of fees prior to the start of the implementation project. The following scope items and assumptions will need to be validated by the parties prior to scoping and planning theproject:

Scope Items:

•

Configure Hosted Reservations Services connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway and related e-ticket, booking message interlinks for e-ticket and booking messages

•

SetupHostedReservationsServicestofacilitateissuanceofE-Ticketson[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS (functionality under development – in Beta testing mode for Navitaire E-Ticketing to be compatible with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Ticketversions)

•

Implementinter-DCSviathe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCIHubforuseduringthetransitionperioduntil the IATCI Hub TransitionDate.

•

Decommission use of and connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Hub upon the IATCI Hub TransitionDate.

	•	Decommission IATCI agreements in Hosted ReservationServices
•

RemoveallTypeAlinkswiththeexceptionoftheTypeAlinksto[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the Hosted Services System

:

•

Implement connectivity for sending/receiving airport operational messagesbetween [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS Type B address and Hosted Reservation Services

•

Decommission use of Navitaire DCS services based upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM implementation of definedscope

•

Decommission [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Ticket links, after the migration of the defined scope to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-TicketServer

•

Support the migration of E-Ticket records from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDB to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDB

•	Set up Type B Operational message type ETL to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-TicketServer
•	Set up PNL/ADL to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS, per existing PNL/ADLcapabilities
•	Set up to receive and process handback PFS message from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS
•	Modify the set up of PNRGOV to send final message at the scheduled time ofdeparture
•

Support a PNR migration to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway services of targeted 3rd party bookings residing in Hosted ReservationsServices

•

Create extract to transfer control (using TRV identifier) of all GDS/Interline booked PNRs (excluding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] records) to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ReservationGateway

Assumptions:
•	Code modifications as documented in FRDs for CR 1661457 (PFS Enhancements) and CR 1661463 (PNL/ADL Enhancements) and signed off byCustomer.
•	No transfer of record locator/PNR to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS
•	No connectivity or data transfer to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] FM (weight andbalance)
•	NAVITAIRE will not perform any development utilizing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] WebServices

•

The transition for moving the IATCI transactions solely to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM (outside of the Hosted Reservation Services) shall be managed on a station by station basis. During the transition of the stations, transactions processed through the Hosted Reservation ServicesSystemshallbemanagedthroughthe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCIHub.Oncethetransition iscomplete,transactionsshallnotbeprocessedthroughtheHostedReservationServices System and shall be processed solely via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM.

•

WhenCustomeristheoperatingpartnerinacodeshareagreementinvolvingamarketing partner who is not hosted by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], codeshare messaging will not use the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ReservationGateway

d)

Amendment to replace the functionality descriptions for E-Ticket Issuance, Connectivity and E-Ticket Display, and PNRGOV. The sections titled “E-Ticket Issuance and Connectivity” and“E-TicketDisplay”and“MessageFacilitationforPNRGOV”areherebydeletedintheirentirety fromSection6,NewSkiesbyNAVITAIREFunctionalityIncludedinHostedReservationServices, of Exhibit A and replaced with thefollowing:

E-Ticket Issuance
General Features – E-Ticket Issuance

•    Generate the following TKTREQ ticketing messages to an Electronic Ticketing Interchange and Database Provider using standard EDIFACT version 08:1 (#130 Issue, #131 Display, #79 System Cancel, and #134 Exchange/Reissue).

•    Configure the data required to support Interline E-Ticketing in the Navitaire system.

•    Place host marketing codeshare and outbound interline bookings on a PNR queue for ticketing.

•    Issue host carrier validated adult and infant Interline E-Tickets using the Navitaire system.

•    Reissue host carrier validated adult and infant Interline E-Tickets using the Navitaire system.

•    Reissue adult and infant Interline E-Tickets issued by and validated by Customer and operated by another carrier when E-Ticket number and applicable fare data is stored in the Navitaire system.

•    Reissue adult and infant Interline E-Tickets issued by a GDS subscriber and validated by Customer and operated by another carrier when E-Ticket number and applicable fare data is stored in the Navitaire system.

•    Display host carrier validated E-Ticket data using the Navitaire system.

•    Generate post-departure E-Ticket ‘Lifted/boarded’ status updates to an Electronic Ticketing Interchange and Database Provider using standard teletype ETL (E-Ticket List) messages.

•    Ability to transmit E-Ticket number data generated by the Navitaire system via standard teletype automated SSR TKNE to host marketing codeshare and outbound interline carriers.

•    Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by and validated on another carrier that is not hosted in the Navitaire system.

•    Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on another carrier that is not hosted in the Navitaire system.

•    Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on the host carrier’s accounting code.

•    Ability to store E-Ticket numbers in the Navitaire system at the passenger and segment level.

Note: The foregoing functionality is dependent upon multiple third party connections as contemplated by Section 4.14 of the Agreement. The parties will agree and document in Exhibit K the Connectivity Option selected by Customer. In addition, Customer is responsible for bi-lateral Interline E-Ticketing agreements with other carriers.

E-Ticket Display for externally hosted E-Ticket Database
General Features – E-Ticket Display for externally hosted E-Ticket Database

•    Generate the following TKTREQ ticketing message to an Electronic Ticketing Interchange and Database Provider using standard EDIFACT version 08:1 (#131 Display).

•    Display host carrier validated E-Ticket data stored in the host carrier’s external E-Ticket database, using SkySpeed.

•    Display interline partner validated E-Ticket data stored in the host carrier’s external E-Ticket database, using SkySpeed.

•    Booking details displayed from partner from host carrier E-Ticket database.

Note: The foregoing functionality is dependent upon multiple third party connections as contemplated by Section 4.14 of the Agreement. The parties will agree and document in Exhibit K the Connectivity Option selected by Customer. In addition, Customer is responsible for bi-lateral Interline E-Ticketing agreements with other carriers.

Limitations and Exclusions

•    E-Tickets displayed must be included in host carrier E-Ticket database.

•    E-Ticket will be displayed only when the host carrier is a participating carrier on the E-Ticket.

•    Only E-Tickets are included in E-Ticket display. For example, paper tickets will not be displayed.

•    Functionality that allows coupon status updates is not included.

•    E-Ticket number format supported is 13 digits.

•    Search to display E-Ticket is driven solely by E-Ticket number.

Message Facilitation for PNRGOV
General Features – Message Facilitation for PNRGOV

PNRGOV is a non-interactive data collection system used by carriers to transmit traveler data to government entities. The Message Facilitation for PNRGOV facilitates the collection of the data required by Customer with respect to its regulatory requirements. Customer is responsible for providing the specific data, transport, and response requirements for each individual government entity. While each government entity has specific requirements, in general the system provides a mechanism for Customer to:

•   Format passenger (PNR) data for transmission.

•   Transmit PNR data to the connectivity provider (e.g. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as directed by Customer) for the delivery of the data to the respective regulatory entity by the connectivity provider, which may include the following types of information, based upon government specific requirements:

o    Booking Details: PNR (including CRS/GDS locators if available), create date, contact information, general remarks, travel agent information, reservation history

o    Payment Details: payment date, type, amount (may include credit card number if required)

o    Passenger Details: full name, passenger travel documents, ticketing information, frequent flyer information

o    Travel Details: flight date(s), itinerary, status, baggage, seats, code share information

•   Store confirmation in the PNR if PNRGOV message has been sent.

•   In the event that an acknowledgement message is received from the government entity, receive and store transmission date and time of the acknowledgement message in the DCS log, viewable via the DCS MESSAGES tab of the DCS log user interface.

•   Configure scheduled message transmit time via the Management Console.

•   Initiate ad-hoc messages from SkyPort or the Utilities interface to transmit PNR data.

Limitations and Exclusions

•   Acknowledgement message data viewable from the DCS MESSAGES tab is only available for the length of time that the EPIC logs are retained.

•   XML message formats are not supported.

•   NAVITAIRE will provide Customer with an initial sample format for these messages during implementation. Any applicable fees in connection with any modifications to the message format made whether during implementation or thereafter will be charged to Customer on a time and materials basis.

•   Certification with connectivity provider is the responsibility of Customer.

•   Transmission of crew data is not supported.

•   Upon Customer’s conversion to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM, NAVITAIRE will send post-departure messages at scheduled time of departure.

e)

Amendment to add [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Integration functionality to the Hosted Reservation Services. ThefollowingisaddedtotheendofthetableinSection6,NewSkiesbyNAVITAIREFunctionality Included in Hosted Reservation Services, of Exhibit A:

Message Facilitation for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway
General Features – Facilitate Connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway

Incoming booking messages from the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway (ARG) are sent by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type A or Type B GDS connection to Hosted Reservation Services for Customer Segments to make or update a booking in the Hosted Reservation Services. Outgoing messages are sent by the Hosted Reservation Services to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for responses to incoming booking messages and for qualifying changes made within the Hosted Reservation Services to bookings received by NAVITAIRE via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway. The functionality allows Customer to:

•    Accept incoming booking messages from ARG and route booking messages into the NAVITAIRE booking flow.

•    Format response message with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as recipient.

•    Transmit response message to the connectivity provider (e.g. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] socket-to-socket as directed by Customer) for the delivery of the message to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by the connectivity provider for further processing by the ARG.

•    Format update message for qualifying changes (such as name change, seat change, or Segment change) made within the Hosted Reservation Services to bookings received via the ARG.

•    Transmit update message to the connectivity provider (e.g. ARINC socket-to-socket as directed by Customer) for the delivery of the message to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by the connectivity provider for further processing by the ARG.

Note: The facilitation of the connectivity to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway does not include the automatic coupon status update at check-in, display or issuance of e-tickets from New Skies to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

f)

Amendment to remove Travel Commerce and Open Skies Data Archive from the Hosted Reservation Services. The functionality descriptions related to the following components are herebydeletedintheirentiretyfromthetableinSection6,NewSkiesbyNAVITAIREFunctionality Included in Hosted Reservation Services, of ExhibitA:

	•	Travel Commerce
	•	Open Skies Data Archiving
g)

Amendment to remove Travel Commerce from the scope of Disaster Recovery. Travel CommerceisremovedfromthelistoftheSecondayServicescontainedinthetableforthescope of the Disaster Recovery Services in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, of Exhibit A.

h)

Remove Inter Airline Through Check-in (IATCI) upon Transition to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM. The section entitled ”Inter Airline Through Check-in (IATCI)” is removed from the table in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, of Exhibit A as of the IATCI Hub TransitionDate.

i)

Remove [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway (TIG) Connectivity upon Implementation of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway. The section entitled ” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity” is removed from the table in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, of Exhibit A.

5          Amendment to Exhibit H – Price and Payment.

a)	The following is added to the end of Section1.1:
The pricing per Host O&D Booked, New Skies Bundle Components, and Annual O&D Passenger Commitment outlined in Section1.1.1 of Exhibit H and the [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feesforthecomponentslisted attheendofthisparagraphwithinSection1.1areretroactiveto[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]andwillapply thereafter for the remainder of the Term of the Agreement, only in the event that: (i) Customer executes the Agreed Form no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; (ii) Customer utilizes the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and (iii) Customer utilizes each of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM from that date forward for the duration of the Term (collectively (i) to (iii), “Pricing Conditions”). In the event that Customer has not executed or converted by such dates or does not continue use for the duration of the Term, Customer shall be invoiced retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the bundle fees for the minimum guaranteed segments as outlined inSection

1.1.1 below and for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fees for the following:

	•	Data Store Workbench (as outlined in 1.1.6)
	•	Inbound E-Ticket Acceptance Connectivity (as outlined in1.1.10)
	•	Inter Airline Through Check-in (IATCI) via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Hub (as outlined in1.1.12)
	•	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase (as outlined in1.1.13)
	•	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS (as outlined in1.1.13)
	•	E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and Interchange (as outlined in1.1.14)
	•	E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS and Interchange (as outlined in1.1.14)
	•	CRS/GDS/ARS Type A/EDIFACT Availability Connectivity (PAOREQ) (as outlined in1.1.18)
•

Type A / EDIFACT Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as outlined in1.1.22)

b)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – New Skies Bundle.

i.

New fees effective retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] in the event that the Pricing Conditions are met: The table in Section 1.1.1 ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – New Skies Bundle) is hereby deleted in its entirety and replaced, asfollows:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] O&D Tier Beginning	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] O&D Tier End	Hosted Reservation Services – New Skies Bundle
Per Host O&D Booked
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ii.

Feeseffectiveretroactiveto[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]intheeventthatthePricingConditions are not met (such fees are shown in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values, but are subject to the Fee Adjustment outlined in Section 6.4 of the Agreement): The table in Section 1.1.1 ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RecurringServiceFees–NewSkiesBundle)isherebydeletedinitsentiretyand replaced, asfollows:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] O&D Tier Beginning	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] O&D Tier End	Hosted Reservation Services – New Skies Bundle
Per Host O&D Booked

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c)

New Skies Bundle Components.

i.

NewSkiesBundleComponentseffectiveretroactiveto[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]intheevent that the Pricing Conditions are met: Section 1.1.1 (a) is hereby deleted in its entirety and replaced, as follows:

		(a)	New Skies Bundle Components. The New Skies Bundle scope consists of the following:
			•	New Skies - Hosted Reservation Services Base Functionality
			•	Disaster RecoveryServices
			•	Hosted WebServices
			•	Type B Operational Messaging for the following messagetypes:
				o	ADL
				o	BSM
				o	MVT
				o	PIS
				o	PNL
				o	PXA
				o	PXB
				o	PFS
				o	PRL (codeshareonly)
			•	Booking and Voucher APISuite
			•	Check-in APISuite
•

Type B/Teletype Inbound Interline and Inbound E-Ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

			•	Customer may replace a partner with another partner via a mutually agreed and executed amendment. Customer will be invoiced an additional ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) fee per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Type B Inbound Interline and Inbound E-ticket partner over and above the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners named herein. Additional partners in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners documented above, which will be charged the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] include: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•

Type B/Teletype Inbound Interline with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customermayreplaceapartnerwithanotherpartnerviaamutuallyagreed andexecutedamendment.AnyTypeBInboundInterlinepartnersoverand above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees which will be quoted upon request.

•

Type B/Teletype Inbound Interline with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non-airline designators as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. These designators are provided at no cost to Customer. Customer will eliminate and NAVITAIRE will no longer support these designators upon Customer’s upgrade to New Skies release 3.5 or higher.

•

Type B/Teletype Operating (“OCS”) and/or Marketing (“MCS”) Codeshare Distributionwith[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]nonGDS/CRSpartnersasfollows:[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The New Skies Bundle includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] collective CRS/GDS/ARS Codeshare bookings across Operating and/or Marketing Codeshare partners[1] Customermayreplaceapartnerwithanotherpartnerviaamutuallyagreed and executed amendment. Any Codeshare partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT] partners shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees, as outlined in Section 1.1.23 of this ExhibitK.

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation GatewayConnectivity
•	Annual Report of Standards for Attestation Engagements (SSAE) No. 16 (formerly SAS70) or its successor as mutuallyagreed.
•

Type A GDS Booking with the following [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDSs: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any Type A GDS Sell connections following these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDSs shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees.(until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway Implementation Date)

•

Type A GDS Booking with the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDS (following the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway ImplementationDate)

•

Type A GDS Booking and Availability with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway ImplementationDate)

•	Type A ARS Booking and Availability with[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•

Type B connectivity to Customer’s connectivity providers ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])[2]. Clarification on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity: Customer’s connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] isprovidedviathe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connectionanddoesnotincuraseparate NAVITAIRE connection cost. In the event it becomes possible to provide a direct connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], NAVITAIRE certification and connectivity costs for the direct connection will be quoted to Customer upon request. (until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reservation Gateway Implementation Date)

•	Type B connectivity with ITA – AVS only[2] via link provided byITA
•	Low FareFinder
•	Block Space Arrangements (non-automated bookinginventory)[3]

The following are included in the New Skies Bundle retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and will apply thereafter for the remainder of the Term of the Agreement, provided that Customer meets the Pricing Conditions. In the event that Customer has not executed or converted by such dates or does not continue useforthedurationoftheTerm,ongoing[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feesshallapplyretroactiveto [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and for the remainder of the Term of theAgreement.

•	Data Store Workbench (as outlined in1.1.6)
•	Inbound E-Ticket Acceptance Connectivity (as outlined in1.1.10)
•	Inter Airline Through Check-in (IATCI) via [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Hub (as outlined in 1.1.12)
•	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase (as outlined in1.1.13)
•	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS (as outlined in1.1.13)
•	E-TicketIssuanceviathe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBaseandInterchange(asoutlined in1.1.14)
•	E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS and Interchange (as outlined in 1.1.14)
•	CRS/GDS/ARS Type A/EDIFACT Availability Connectivity (PAOREQ) (as outlined in1.1.18)
•

Type A / EDIFACT Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as outlined in1.1.22)

Notes:

[1] Any CRS/GDS/ARS Segment volumes, collectively for all CRS/GDS/ARS Codeshare bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Segments, will incur a Per Segment Transaction Fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per

Segment Excludes block-space codeshare arrangements booked via non-automated booking processes. For billing purposes, these Segments will be converted into Boarded O&D Passengers, using the RPB Ratio as provided in Section

1.1.1 (c) of this Exhibit H.

[2] Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are the responsibility of Customer, including:

(a)

CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messagesonly):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/orchargesattributabletoCustomer’sHostedReservationsServices, will be payable by Customer to NAVITAIRE, on a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or other Connectivity ProviderFees:

Allfeesfrom[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]and/orotherConnectivityProvidersforrouting of traffic need to be billed directly to Customer. Customer shouldpursue an arrangement with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] independent of NAVITAIRE.

[3]Thesumofthecombinedblockspacebookingvolumesforallpartnercarriers willnotexceed[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ofthetotalbookingvolumeforCustomerin any given [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Should this limit be exceeded, Customer and NAVITAIRE mutually agree to reengage in discussions regarding block space usage and costs.

ii.

NewSkiesBundleComponentseffectiveretroactiveto[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]intheevent that the Pricing Conditions are not met: Section 1.1.1 (a) is hereby deleted in its entirety and replaced, asfollows:

	(a)	New Skies Bundle Components. The New Skies Bundle scope consists of the following:

•	New Skies - Hosted Reservation Services BaseFunctionality
•	Disaster RecoveryServices
•	Hosted WebServices
•	Type B Operational Messaging for the following messagetypes:
	o	ADL
	o	BSM
	o	BTM
	o	MVT
	o	NAM
	o	PNL
	o	PXA
	o	PXB
•	Booking and Voucher APISuite
•	Check-in APISuite
•

Additional partners in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners documented below, each of which will be charged the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] include: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•

TypeB/TeletypeInboundInterlinewith[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]nonGDS/CRSpartnersas follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer may replace a partner with another partner or add an additional partner via a mutually agreed and executed amendment. Any Type B/Teletype Inbound Interline partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees which will be quoted upon request.Type B/Teletype Inbound Interline with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer may replace a partner with another partner via a mutually agreed and executed amendment. Any Type B Inbound Interline partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees which will be quoted upon request.

•	Type B/Teletype Inbound Interline and Inbound E-Ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].Customer may replace a partner with another partner via a mutually agreed and executed amendment. Customer will be invoiced an additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Type B Inbound Interline and Inbound E-ticket partner over and above the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners named herein. Additional partners in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners documented above, which will be charged the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] include: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•

Type B/Teletype Inbound Interline with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non-airline designators as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. These designators are provided at no cost to Customer. Customer will eliminate and NAVITAIRE will no longer support these designators upon Customer’s upgrade to New Skies release 3.5 or higher.

•

Type B/Teletype Operating (“OCS”) and/or Marketing (“MCS”) Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The New Skies Bundle includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]collectiveCRS/GDS/ARSCodesharebookingsacrossOperating and/or Marketing Codeshare partners[1] Customer may replace a partner with another partner via a mutually agreed and executed amendment. Any Codeshare partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring ServiceFees.

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Connectivity
•	Annual Report of Standards for Attestation Engagements (SSAE) No. 16 (formerly SAS70) or its successor as mutuallyagreed.
•	Type A GDS Booking with the following [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDSs: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any Type A GDS Sell connections following these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDSs shall be subject to additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring ServiceFees.

•	Type A GDS Booking and Availability with[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•	Type A ARS Booking and Availability with[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Type B connectivity to Customer’s connectivity providers ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]). Clarification on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity. Customer’s connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] isprovidedviathe[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]connectionanddoesnotincuraseparate NAVITAIRE connection cost. In the event it becomes possible to provide a direct connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], NAVITAIRE certification and connectivity costs for the direct connection will be quoted to Customer uponrequest.

•	Message Facilitation for AVS Messaging with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•	Low FareFinder
•	Block Space Arrangements (non-automated bookinginventory)[3]
Notes:

[1] Any CRS/GDS/ARS Segment volumes, collectively for all CRS/GDS/ARS Codeshare bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Segments, will incur a Per Segment Transaction Fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Segment Excludes block-space codeshare arrangements booked via non-automated booking processes. For billing purposes, these Segments will be converted into Boarded O&D Passengers, using the RPB Ratio as provided in Section

1.1.1 (c) of this Exhibit H.

[2] Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are the responsibility of Customer, including:

(a)

CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/orchargesattributabletoCustomer’sHostedReservations Services, will be payable by Customer to NAVITAIRE, on a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or other Connectivity ProviderFees:

Allfeesfrom[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]and/orotherConnectivityProvidersforrouting of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

[3]The sum of the combined block space booking volumes for all partner carriers will not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the total booking volume for Customer in any given [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Should this limit be exceeded, Customer and NAVITAIRE mutually agree to reengage in discussions regarding block space usage and costs,

d)

Annual O&D Passenger Commitments.
i.

Annua l O&D Passenger Commitments effective retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]inthe event that the Pricing Conditions are met: The table in Section 1.1.1 (b) (Annual O&D Passenger Commitments) is hereby deleted in its entirety and replaced, asfollows:

Year	Annual Guaranteed O&Ds	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Guaranteed O&Ds	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Minimum O&Ds
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ii.

Annual O&D Passenger Commitments effective retroactive to[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]in the event that the Pricing Conditions are not met: The table in Section 1.1.1 (b) (Annual O&D Passenger Commitments) is hereby deleted in its entirety and replaced, asfollows:

Year	Annual Guaranteed O&Ds	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Guaranteed O&Ds	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Minimum O&Ds
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

e)

Update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for Data Store Workbench. Section 1.1.6, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – Data Store Workbench, is hereby deleted in its entirety and replaced, as follows:

1.1.6

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – Data Store Workbench.

Description	Data Store Products
Price per Service
Data Store Workbench - Selected	Included in New Skies Bundle
Additional DSW database space

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each increment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]*

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Customer requests for additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] increments of Data Store Workbench (DSW) database space will be submitted via an INC and are subject to review and approval by NAVITAIRE

f)

Update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for Inbound E-Ticket Acceptance Connectivity. Section 1.1.10, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – Inbound E-Ticket Acceptance Connectivity, is hereby deleted in its entirety and replaced, asfollows:

1.1.10

Inbound E-Ticket Acceptance Connectivity.

Description	Inbound E-Ticket Acceptance Connectivity
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee	Included in New Skies Bundle
Per Externally Issued E- Ticket Transaction Fee*

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Externally Issued E-Ticket above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included Externally Issued E-Tickets

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Any Externally Issued E-Tickets collectively for all transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Externally Issued E-Tickets will incur the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees outlined in Section 1.1.10 above.

Notes:

(a)      Any message, segment, or data circuit fees charged by a CRS/GDS/ARS and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in connection with, or as a result of, the issuance of E-Tickets, are the responsibility of Customer.

(b)      Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Exhibit A, Section 6 of this Agreement.

g)

Update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for Inter Airline Through Check-in (IATCI). Section 1.1.12,[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RecurringServiceFees–InterAirlineThroughCheck-in(IATCI),isherebydeleted in its entirety and replaced, asfollows:

1.1.12

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – Inter Airline Through Check-in (IATCI).

The following table applies until the IATCI Hub Transition Date:

Description		Inter Airline Through Check-in (IATCI)
Price per Physical Connection, based on number of total partners using the Physical Connection
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Partners:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee	Included in New Skies Bundle (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Messages)
Per Message Transaction Fee*

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per IATCI Message

above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included IATCI Messages

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Any Inter Airline Through Check-in Message volumes collectively for all transactions above the included IATCI Messages will incur the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees outlined in Section 1.1.12 above.

Note: Any applicable message fees, segment fees, or data circuits pertaining to the CRS/GDS/ARS and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in connection with, or as a result of an Inter Airline Through Check-in (IATCI) transaction, are the responsibility of Customer. Pricing is based upon Customer’s use of the IATCI hub provided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer will secure pricing from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for their services.

h)

Update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for E-Ticket Display. Section 1.1.13, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase, is hereby deleted in its entirety and replaced, asfollows:

The following applies until the E-Ticket Database Transition Date:

1.1.13

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase.

Description	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase
Price per Service
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee	Included in New Skies Bundle

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The following applies from the E-Ticket Database Transition Date:
1.1.13

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS.

Description	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS
Price per Service
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee	Included in New Skies Bundle

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

i)	Update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring

Service Fees for E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Section 1.1.14, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby deleted in its entirety and replaced, asfollows:

The following applies until the E-Ticket Database Transition Date:

1.1.14

 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase.

Description

E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee

Included in New Skies Bundle

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets issued using the NAVITAIRE system)

Per E-Ticket Coupon Transaction Fee*

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Any transaction volumes collectively for all E-Tickets issued using the NAVITAIRE system, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets, will incur the Per E-Ticket Transaction Fee outlined in Section 1.1.14 above.

New Skies is designed as a predominately ticketless system. Should Customer exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the rates outlined in Section 1.1.14 above will be reviewed to determine if additional infrastructure and support fees should be charged to Customer.

Note: Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the ETSA are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Section 6 of Exhibit A.

The following applies from the E-Ticket Database Transition Date:

1.1.14

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS.

Description

E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETS and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Price per Service
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee	Included in New Skies Bundle ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets issued using the NAVITAIRE system)
Per E-Ticket Coupon Transaction Fee*

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Any transaction volumes collectively for all E-Tickets issued using the NAVITAIRE system, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets, will incur the Per E-Ticket Transaction Fee outlined in Section 1.1.14 above.

New Skies is designed as a predominately ticketless system. Should Customer exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the rates outlined in Section 1.1.14 above will be reviewed to determine if additional infrastructure and support fees should be charged to Customer.

Note: Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Section 6 of Exhibit A.

j)

Remove [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for Travel Commerce. Section 1.1.15, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RecurringServiceFees-TravelCommerceServices,isherebydeletedinitsentiretyandreplaced, asfollows:

	1.1.15	Intentionally Left Blan
k)

Remove [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for Open Skies Data Archiving. Section 1.1.16, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RecurringServiceFees–OpenSkiesDataArchiving,isherebydeletedinits entirety and replaced, as follows:

1.1.16

Intentionally Left Blank

l)

Remove [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service fees for CRS/GDS/ARS Type A/EDIFACT Availability Connectivity(PAOREQ).Section1.1.18,[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RecurringServiceFees-CRS/GDS/ARSType A/EDIFACTAvailabilityConnectivity(PAOREQ),isherebydeletedinitsentiretyandreplaced,as follows:

1.1.18

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – CRS/GDS/ARS Type A/EDIFACT Availability Connectivity (PAOREQ).

Description	CRS/GDS/ARS Type A/EDIFACT Availability Connectivity (PAOREQ)
Price for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee	Included in New Skies Bundle

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee (Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Note1:

Anyapplicablemessagefees,Segmentfeesordatacircuitspertainingtothe CRS/GDS and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in connection with, or as a result of, the outbound interline, are the responsibility of Customer, including without limitation:

(a)

CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messagesonly):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/orchargesattributabletoCustomer’sHostedReservationsServices, will be payable by Customer to NAVITAIRE, on a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or other Connectivity ProviderFees:

NAVITAIREcurrentlyhasdirectconnectionstoboth[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] so there are no additional connectivity provider fees at this time. If connectivity requirements change, Customer may be required to pursue alternate arrangements independent of NAVITAIRE. Implementation to connections other than those currently supported may require additional datalinksandwillrequireadditionalimplementationfees,suchfeestobe quoted upon request. All fees from other Connectivity Providers, including [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for routing of traffic will be billed directly to and paid byCustomer.

m)

Remove [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for CRS/GDS/ARS Type A/EDIFACT Availability Connectivity. Section 1.1.22,

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – CRS/GDS/ARS Type A/EDIFACT Availability Connectivity, is hereby deleted in its entirety and replaced, asfollows:

The following applies until the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Implementation Date:

1.1.22	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees – CRS/GDS/ARS Type A/EDIFACT Availability Connectivity.

SELEC	Products and/or Services	Description	Partners or Connections	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Minimum Recurring Service Fee (per partner / connection)	Included in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Overage Fee
Hosted Web Services Add-On Products/Services
X	Type A / EDIFACT Connectivity	Availability	Availability Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Third Party via Socket)	Included in New Skies Bundle	N/A	N/A
X

Type A / EDIFACT Connectivity (Fees retroactive to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Infrastructure and Support Fee in the event that Pricing Conditions are not met)

		Availability	Availability Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Third Party via Socket)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	N/A	N/A

The following applies from the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Implementation Date:

1.1.22 Intentionally Left Blank

n)

Update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fees for CRS/GDS/ARS Type B/Teletype Codeshare Distribution.ThetableinSection1.1.23,[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RecurringServiceFees–CRS/GDS/ARSType B/Teletype Codeshare Distribution, is hereby deleted in its entirety and replaced, asfollows:

SELECTED	Products and/or Services	Description	Partners or Connections	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Minimum Recurring Service Fee (per partner / connection)	Included in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Recurring Service Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type B / Teletype Codeshare Distribution	Standard AIRIMP Option 1, 2, or Option 4 IATA message formats. Note: Excludes Block Space Codeshare arrangements booked via non- automated booking processes	Codeshare “Operating” Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Third Party via Switch)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	See Note 1 of Section 1.1.1(a) of Exhibit H	See Note 1 of Section 1.1.1(a) of Exhibit H

o)	Implementation Fees (Added). The following is hereby added to the end of the table located in Section 1.2, Implementation Fees, of Exhibit H of the Agreement:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Facilitate Connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Ticket Server

			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Waived In the event that the Pricing Conditions are not met, then Customer shall be invoiced for all implementation and development activities on a Time and Materials basis	N/A

X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Facilitate connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] DCS-CM	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Waived In the event that the Pricing Conditions are not met, then Customer shall be invoiced for all implementation and development activities on a Time and Materials basis	N/A

p)

Upgrade Fund. The following is added as a new Section 1.6 in Exhibit H:

1.6 Upgrade Fund. The Upgrade Fund is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for no additional chargetoCustomer,starting[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]thatcanbeusedbyCustomerforCustomer requested upgrade projects for each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the remaining the term of the Agreement. Work will not begin until the arrangement has been documented in writing, includingbutnotlimitedtoscope,timeline,andtheuseoftheUpgradeFund,andmutually agreed by the Parties. Within any documented arrangement in which the Upgrade Fund is used, any time over and above the available Upgrade Fund shall be invoiced the standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] rates defined in Section 1.3 of this Exhibit H. Any unused UpgradeFund hours remaining at the end of the Contract Year shall be forfeited by Customer. The Upgrade Fund cannot be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Services.

6	No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any partyhereto.
7	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the sameagreement.
8	SuccessorsandAssigns.ThisAmendmentshallinuretothebenefitofandbebindinguponNAVITAIRE and the Customer and their respective successors, heirs andassigns.
9

Conflict of Provisions.In the event that there exists a conflict between any term, condition, or provision containedwithinthisAmendment,andinanyterm,condition,orprovisioncontainedwithintheAgreement, the term, condition, or provision contained within this Amendment shallcontrol.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
GOL LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID: